Exhibit 99.1

Forian launched through combination of Helix Technologies and Medical Outcomes Research Analytics

Innovative technology platform delivers measurable operating and business improvements to healthcare and cannabis markets

Newtown, PA, March 2, 2021 – Forian Inc. announced that it has completed the combination of Helix Technologies, Inc. (OTCQB:HLIX) and Medical Outcomes Research Analytics, LLC. The combination empowers Forian to provide a unique suite of SaaS solutions, data management capabilities and proprietary data and analytics to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences, healthcare payor and provider segments as well as cannabis manufacturers, dispensaries, cultivators and regulators.

Forian expects to begin trading on The Nasdaq Stock Market, LLC under the symbol “FORA” on March 3, 2021. Shares of Helix will no longer trade on the OTCQB beginning on March 3, 2021 insofar as each share of Helix was exchanged for 0.05 shares of Forian common stock in the merger. There are approximately 32 million shares of Forian common stock outstanding on a fully diluted basis.

Forian’s proprietary data and integrated data management expertise coupled with its team’s deep background in SaaS based platforms and commercial and clinical analytics complement Helix’s industry-leading seed to sale compliance tracking and point of sale technologies for the quickly evolving and rapidly growing cannabis industry. The integration of Forian’s data management platform and assets further differentiate Helix’s BioTrack and Cannalytics solutions by infusing analytics into workflows to help customers make informed business decisions. Forian will improve current cannabis industry standards in data, analytics and reporting. Data from Helix’s technology offerings will power new analytics for Forian healthcare clients interested in real world evidence pertaining to the safety, efficacy, quality and health outcomes associated with cannabinoid-based products.

“I want to compliment Zachary Venegas, Scott Ogur and the entire Helix Technologies team for building a leading technology solutions provider to one of the largest client bases in the cannabis industry” commented Dan Barton, Chief Executive Officer of Forian. “As the use of alternative therapeutics continues to grow at a rapid rate, Forian is uniquely positioned to support the healthcare and cannabis industries. The capabilities and expertise that we now have in our organization, together with our commitment to invest, will drive innovations to support our customers’ clinical, product development and marketing needs.”

“The addition of Helix meaningfully enhances the value proposition of the Forian platform, which is a critical data-driven engine for driving growth across our business,” said Forian Executive Chairman Max Wygod.

Forian’s executive team will be led by Executive Chairman Max Wygod, Chief Executive Officer Dan Barton and Chief Strategy Officer Adam Dublin. Helix’s Chief Executive Officer Zachary Venegas and Helix’s Chief Financial Officer Scott Ogur will remain engaged in the business in advisory capacities. Leadership of the operations of Forian will be managed by employees from both the MOR Analytics and Helix teams.

Advisors

Forian’s and MOR Analytics’ legal advisor is Duane Morris LLP and Helix’s legal advisor is Nelson Mullins Riley & Scarborough LLP. ROTH Capital Partners, LLC and Donohoe Advisory Associates LLC advised on Nasdaq and other related matters.

Transfer Agent

The transfer agent for Forian and this transaction is Broadridge Corporate Issuer Solutions, Inc.  Shareholders with any questions regarding the transaction should call Broadridge Customer Service at 877-830-4936. A copy of Forian’s SEC filings can be found at sec.gov/edgar.

Media Contact:
Josh Vlasto
917-881-9662
forian.com
josh.vlasto@forian.com

Investor Contact:
908-824-3410
forian.com/investors
ir@forian.com

Cautionary Statements Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the control of Forian, Helix Technologies or MOR Analytics, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction, future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID-19 pandemic on Forian’s business, operations, strategy and goals; Forian’s ability to execute on its strategy; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s final prospectus dated February 16, 2021 and filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the United States Securities and Exchange Commission (“SEC”) and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this announcement are made as of the date hereof, and Forian undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.